UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): September 1, 2016

Commission File Number: 333-199583

DOCASA, INC.
(f/k/a FWF Holdings, Inc.)
(Exact name of Registrant as specified in its charter)

Nevada	41-1305387
(State of incorporation)	(IRS Employer ID Number)

1901 North Roselle Road, Suite 800

Schaumburg, Illinois 60195

(Address of principal executive offices)

(630) 250-2709

Registrant's telephone number, including area code

Stiftstr 32, Hamburg, Germany 20099

Former Address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISRANT'S CERTIFYING ACCOUNTANT

DOCASA, Inc. (f/k/a FWF Holdings, Inc., the "Company") has engaged Green & Company, CPAs, 10320 N 56th St #330, Temple Terrace, Florida (the "New Accounting Firm") as its new independent registered public accounting firm as of and for the year ended July 31, 2016 effective September 1, 2016. As described in Item 4.01(a) of Form 8-K filed on August 16, 2016, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm.

Item 4.01 (a) New Independent Accountants

On September 1, 2016, the Company engaged Green & Company, CPAs (the "New Accounting Firm") as our independent accountants for the year ended July 31, 2016. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on September 1, 2016.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

ITEM 5.01 CHANGE IN CONTROL OF REGISTERANT.

On September 1, 2016, with the consent of the majority of the shareholders, DOCASA, Inc. (f/k/a FWF Holdings, Inc., the "Company") executed an Acquisition Agreement (the "Agreement") by which it acquired from the selling shareholder via a Share Exchange 99.8% of the ordinary shares of the Department of Coffee and Social Affairs Limited, a United Kingdom private company.

On September 1, 2016, subsequent to the Agreement, the Company purchased the 115,000,000 shares of common stock owned by Atlantik LP in exchange for a promissory note for $320,000 (the "Treasury Stock"). The Treasury Stock was ordered to be cancelled by the transfer agent of the Company (the "Cancellation"). The promissory note is non-interest bearing and for a term of one year with a payment of principal of $20,000 by no later than September 30, 2016 and the remainder due on August 31, 2017.

As consideration for the Agreement, subsequent to the Cancellation, the Company will issue 170,000,000 restricted shares of common stock of the Company to the selling shareholder. Therefore, on September 1, 2016, the Company issued 110,000,000 (constituting 74.9% of the issued and outstanding shares of common stock of the Company) current fully paid and nonassessable shares of the Company's restricted common stock. The Company shall issue a second tranche of 60,000,000 (constituting 82.2%, considering the aforementioned 110,000,000 shares, of the issued and outstanding shares of common stock of the Company as of the date of the Agreement) current fully paid and nonassessable shares of the Company's restricted common stock (the "Deferred Shares") at a time to be determined by the Company's Board of Directors, but no later than August 31, 2017. The Deferred Shares are not conditional or contingent on any event or action by any party of the Agreement.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As part of the above-referenced Agreement, with the consent of the majority of the shareholders, Stefan Allesch-Taylor CBE was appointed as Chairman of the Board of Directors, and Matthew Gill was appointed as Vice Chairman of the Board of Directors.  The Board of Directors, as the Agreement stated, appointed the following new officers to the Company: Ashley Lopez, Chief Executive Officer and President, and Kazi Shahid as Chief Financial Officer.  Pankaj Rajani resigned from all positions of the Company.

Stefan Allesch-Taylor CBE, 47, has been a London based financier for over 25 years, specializing in startups and business turnarounds. He has served on Boards in the UK, USA and Europe as CEO, Chairman or senior non-executive director. Mr. Allesch-Taylor is the Deputy Chairman of Action Hotels PLC; co-founder and Supervisory Board Member of Global Evolution A/S; non-executive director of Clearbrook Capital Partners LLP and the non-executive director of International Stadia Group Ltd. Mr. Allesch-Taylor is authorized and regulated by the UK Financial Conduct Authority. He is authorized and regulated by the Danish Financial Services Authority. Mr. Allesch-Taylor is also approved and authorized as a 'controller' of a German deposit-taking bank by the Bundesbank, BaFin and German Deposit Protection Fund. Mr. Allesch-Taylor was appointed a Commander of the Order of The British Empire in Her Majesty The Queen's New Year Honours List 2014.

Matthew Gill, 44, has served in executive positions for numerous organizations, both private and public, particularly in start-ups in the food retail and financial services. Mr. Gill holds a BSc in Business Administration from Coventry University.

Ashley Lopez, 29, brings significant international leadership and operational management skills to the Company. Ms. Lopez, a Chicago native, was originally appointed as a Director of Department of Coffee & Social Affairs in March 2012, then Chief Operating Officer in March 2013, and, in January 2015, was appointed as Chief Executive Officer. Ms. Lopez holds a Bachelor of Arts in Law from Winona State University, and MSc in Law & Finance from Queen Mary University (London); and a Masters in Management from the University of Westminster (London).

Kazi Shahid, 43, brings over 20 years' experience in private equity, asset management and investment banking. He was an ACA at Arthur Anderson, he then joined the Capital Markets Company, where he consulted for various financial institutions in New York, Abu Dhabi, Luxembourg & London. He was most recently CFO/COO for Clearbrook Capital Partners LLP's investment division in Luxembourg. Mr. Shahid became an FCA in April 2009 and holds a BSc in Law and Accounting from Kingston University and is authorized and regulated by the UK Financial Conduct Authority.

ITEM 9.01 EXHIBITS

(d) Exhibits.

10.1	Resignation of Pankaj Rajani

10.2	Shareholder's Resolutions Appointing New Directors

10.3	Acquisition Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCASA, Inc. (f/k/a FWF Holdings, Inc.)

Date: September 6, 2016	By:	/s/ Ashley Lopez
Ashley Lopez, CEO

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